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                                   Verio, LLC

                         640,000 Shares of Common Stock

                               Purchase Agreement

                                                              New York, New York
                                                                  March 17, 2000

Salomon Smith Barney Inc.
390 Greenwich Street
New York, New York 10013


Ladies and Gentlemen:

            Verio, LLC (the "Company") organized under the laws of Delaware, proposes to sell to Salomon Smith Barney Inc., acting as agent for and on behalf of Salomon Brothers Holding Company Inc. (the "Purchaser" and collectively with Salomon Smith Barney Inc. the "SSB Parties"), 640,000 shares (the "Purchased Securities") of common stock of Verio Inc. ("Verio") (the "Common Stock"). In addition, the Company may deliver to the Purchaser additional shares of Common Stock (the "Additional Securities") in settlement of certain of its obligations under the Equity Swap Agreement dated as of March 17, 2000, between the Company and the Purchaser (the "Master Confirmation"). In addition, in connection therewith, the Company shall pledge certain other shares of Common Stock (the "Pledged Securities") to the Purchaser (or one of its affiliates) pursuant to a pledge agreement dated as of the date hereof (the "Pledge Agreement"). The Company is a wholly owned subsidiary of Verio. The Purchased Securities, the Pledged Securities and the Additional Securities are hereinafter referred to as the "Securities". Any reference herein to any Resale Registration Statement, a Preliminary Prospectus, or any Resale Prospectus (each as defined herein) shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of such Resale Registration Statement or the issue date of such Preliminary Prospectus or Resale Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to any Resale Registration Statement, Preliminary Prospectus or Resale Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the applicable Effective Date or issue date, deemed to be incorporated therein by reference. Certain terms used herein are defined in Section 17 hereof.

            1. Representations and Warranties of Verio and the Company. Each of Verio and the Company represents and warrants, on a several basis only, to, and agrees with the SSB Parties as set forth below in this Section 1.



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            (a) Verio (or its predecessors) has prepared and filed with the
      Commission (those reports incorporated by reference into the Resale Registration Statement (together with the Resale Registration Statement, the "Exchange Act Reports"). Each such Exchange Act Report, when filed with the Commission, complied in all material respects with the applicable requirements of the Exchange Act and the rules and regulations thereunder and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Since the date of the most recent financial statements included in the Exchange Act Reports, there has been no material adverse change on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries considered as one enterprise, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Exchange Act Reports.

            (b) Verio has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to conduct its business as described in the Exchange Act Reports, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to so qualify does not have a material adverse effect on Verio or its business. The Company has been duly organized and is validly existing as a limited liability company under the laws of the jurisdiction in which it is organized, with full power and authority to conduct its business as described in the Exchange Act Reports, and is duly qualified to do business under the laws of each jurisdiction which requires such qualification, except where the failure to so qualify does not have a material adverse effect on the Company or its business.

            (c) The authorized equity capitalization of Verio is as set forth in the Exchange Act Reports; the capital stock of Verio conforms in all material respects to the description thereof contained in the Exchange Act Reports; the outstanding shares of Common Stock have been duly and validly authorized and issued and are fully paid and nonassessable; the certificates for the Securities are (or, in the case of the Additional Securities, will be) in valid and sufficient form; and the holders of outstanding shares of capital stock of Verio are not entitled to preemptive or other rights to subscribe for the Securities; and, except as set forth in the Exchange Act Reports, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in Verio are outstanding.

            (d) There is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving Verio, or any of its affiliates or subsidiaries or property of a character required to be disclosed in the Exchange Act Reports which is not adequately disclosed therein, and there is no franchise, contract or other document of a character required to be described therein, or to be filed as an exhibit thereto, which is not described or filed as required.



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            (e) The Exchange Act Reports (other than the financial statements and other financial information contained therein) comply as to form in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules and regulations thereunder; and at the date of the filing thereof with the Commission, no such Exchange Act Report contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (f) The execution and delivery of this Agreement has been duly authorized by all necessary corporate or other action by Verio and the Company, as the case may be, and this Agreement has been duly executed and delivered by each of Verio and the Company and constitutes the valid, binding and enforceable agreement of each of the Company and Verio subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity.

            (g) The execution and delivery of the Master Confirmation and the Pledge Agreement have been duly authorized by all necessary action of the Company, each of the Master Confirmation and the Pledge Agreement has been duly executed and delivered by the Company and constitutes the valid, binding and enforceable agreement of the Company, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity.

            (h) Neither the Company nor Verio is and, after giving effect to the sale of the Purchased Securities and the application of the proceeds thereof, neither will be an "investment company" as defined in the U.S. Investment Company Act of 1940, as amended.

            (i) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, in the Master Confirmation and in the Pledge Agreement.

            (j) None of the issue and sale of the Purchased Securities, the issue of any Additional Securities, the consummation of any other of the transactions contemplated herein, in the Master Confirmation or in the Pledge Agreement or the fulfillment of the terms hereof or thereof will conflict with, result in a breach or violation of or imposition of any lien, charge or encumbrance upon any property or assets of Verio or its subsidiaries pursuant to, (A) the charter or by-laws of Verio or any of its subsidiaries; (B) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which Verio or its subsidiaries is a party or by which it is bound or to which its or their property is subject; or (C) any statute, law, rule, regulation, judgment, order or decree applicable to Verio or its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over Verio or its subsidiaries or any of its or their properties; provided, however, that in no event will




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      the aggregate number of shares of common stock issuable as Purchased
      Securities and Additional Securities be greater than 2,000,000 shares.

            (k) Any certificate signed by any officer of Verio and delivered to the SSB Parties or counsel for the SSB Parties shall be deemed a representation and warranty by Verio as to matters covered thereby.

            2. Representations and Warranties of the Purchaser.

            The Purchaser represents and warrants to, and agrees with, each of the Company and the as set forth below in this Section 2.

            (a) The Purchaser (i) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities and is able to bear the economic risk of investment in the Securities; (ii) is purchasing the Purchased Securities for its own account (or the account of an affiliate) with no present intention of distributing any of the Securities or any arrangement or understanding with any other persons regarding the distribution of the Securities, it being understood that the foregoing representation does not limit the right of the Purchaser to resell the Securities pursuant to an effective Resale Registration Statement or as otherwise contemplated in the Master Confirmation and Pledge Agreement; and (iii) has completed or caused to be completed and delivered to the Company and the Resale Registration Statement Questionnaire and the Stock Certificate Questionnaire attached hereto as Appendices I and II, respectively, for use in preparation of any Resale Registration Statement, and the answers thereto are true and correct as of the date hereof and will be true and correct as of the applicable Effective Date.

            (b) The Purchaser shall, in connection with any transfer of Securities, provide to the transfer agent for the Common Stock prompt notice of any Securities sold pursuant to any Resale Registration Statement or otherwise.

            3. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Company the Purchased Securities at a purchase price per share equal to $52.50 per share.

            4. Delivery and Payment. Delivery of and payment for the Purchased Securities shall be made at 10:00 AM, New York City time, on March 17, 2000 or at such time on such later date not more than three Business Days after the foregoing date as the Company and the Purchaser may agree, which date and time may be postponed by agreement between the Company and the SSB Parties (such date and time of delivery and payment for the Purchased Securities being herein called the "Closing Date"). Delivery of the Purchased Securities shall be made to Salomon Smith Barney Inc., as agent for and on behalf of the Purchaser, against payment by the Purchaser of the purchase price therefor by wire transfer in immediately available funds. Certificates for the Purchased Securities shall be registered in such names and in such denominations as the Purchaser may request.



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            5. Certain Agreements. Verio agrees with the SSB Parties that:

            (a) Verio shall promptly advise the SSB Parties (i) of any request by the Commission or its staff for any amendment of any Exchange Act Report of Verio or for any additional information; and (ii) of the institution or threatening of any enforcement proceeding, including any stop order, by the Commission against Verio and relating to any Exchange Act Report or other document filed by Verio with the Commission, including any registration statement filed under the Act.

            (b) Verio will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of Verio to facilitate the sale or resale of any Securities.

            (c) Verio shall notify in writing the SSB Parties as promptly as practicable at any time that Verio determines that, as a result of a change in the capital stock of Verio the SSB Parties holds more than 4.9% of the common stock of Verio.

            (d) Verio shall, for so long as any Securities are owned by the SSB Parties, (i) upon reasonable prior written notice, permit representatives of the SSB Parties access to the books and records and to the principal executive and operating officers of Verio during normal business hours at such times as may be mutually agreed between the SSB Parties and Verio, as the case may be, at any time during which the SSB Parties may have an intention to resell any of the Securities; and (ii) furnish to the SSB Parties such certificates of officers of Verio relating to the business, operations and affairs of Verio and its respective subsidiaries, any Resale Registration Statement or Resale Prospectus and any amendments or supplements thereto, this Agreement, the Master Confirmation and the performance by Verio its respective obligations hereunder and thereunder as the SSB Parties may from time to time reasonably request.

            (e) For so long as the Master Confirmation shall remain in effect,
      (i) not later than 90 days following the end of the fiscal year of Verio or 45 days following the end of each fiscal quarter of Verio and Verio shall provide the SSB Parties (A) a copy of the applicable Annual Report on Form 10-K or Quarterly Report on Form 10-Q of Verio then required to be filed by Verio with the Commission; (B) a certificate of the Chief Financial Officer, General Counsel or other authorized officer of Verio to the effect that such Annual Report on Form 10-K or Quarterly Report on Form 10-Q complied in all material respects, as of the date of the filing thereof with the Commission, with the applicable requirements of the Exchange Act and the rules and regulations thereunder and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (ii) promptly upon the filing thereof, a copy of each other report filed with the Commission by Verio.

            (f) Verio agrees to pay all reasonable expenses incident to the performance of its obligations hereunder and under the Master Confirmation, including (i) the preparation




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      and filing of any Resale Registration Statement and all amendments thereto; (ii) the cost of printing and delivering certificates evidencing the Securities; (iii) the cost of printing and delivering any Resale Registration Statement, Preliminary Prospectus and Resale Prospectus in such quantities as the SSB Parties may reasonably request; (iv) the fees and expenses of independent accountants for Verio and their respective counsel; (v) the qualification of the Securities for sale under state securities or blue sky laws; (vi) the listing of the Securities on the NASDAQ Stock Exchange; and (vii) all transfer or other taxes (other than income taxes) payable in connection with the issuance, sale or transfer of the Securities, and (viii) the reasonable fees and disbursements of counsel to Holdings and its affiliates incurred in connection with any sales or resales of the Securities.

            6. Conditions to the Obligations of the Purchaser. The obligations of the Purchaser to purchase the Purchased Securities shall be subject to the accuracy of the representations and warranties on the part of Verio contained herein as of the Execution Time and the Closing Date, to the accuracy of the statements of Verio made in any certificates pursuant to the provisions hereof, to the performance by Verio and the Company of their obligations hereunder and to the following additional conditions:

            (a) No enforcement proceeding, including any stop order, by the Commission against Verio and relating to any Exchange Act Report or other document filed by Verio with the Commission, including any registration statement filed under the Act, shall have been instituted or threatened.

            (b) Verio and the Company shall have requested and caused Morrison & Foerster LLP, counsel for Verio and the Company, to furnish to the SSB Parties an opinion, dated the Closing Date and addressed to the SSB Parties substantially in the form attached hereto as Exhibit A.

            (c) Verio shall have furnished to the SSB Parties a certificate of each of the Company and Verio signed by its respective Chief Financial Officer, General Counsel or other authorized officer or manager, dated the Closing Date, to the effect that the signers of such certificate have carefully examined this Agreement and that:

                  (i) the representations and warranties of Verio and the
            Company, as the case may be, in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, and Verio and the Company, as the case may be, have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date; and

                  (ii) since the date of the most recent financial statements included in the Exchange Act Reports, there has been no material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries considered as one enterprise, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Exchange Act Reports.



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            (d) The Company and the Purchaser shall have entered into the Master
      Confirmation and the Pledge Agreement.

            (e) Prior to the Closing Date, Verio and the Company shall have furnished to the SSB Parties such further information, certificates and documents as the SSB Parties may reasonably request.

            If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the SSB Parties and counsel for the SSB Parties, this Agreement and all obligations of the SSB Parties hereunder may be canceled at, or at any time prior to, the Closing Date by Salomon Smith Barney Inc., as agent for and on behalf of the Purchaser. Notice of such cancellation shall be given to the Company and the in writing or by telephone or facsimile confirmed in writing.

            The documents required to be delivered by this Section 6 shall be delivered at the office of Salomon Smith Barney, Inc., 390 Greenwich Avenue, New York, NY on the Closing Date.

            7. Registration of the Securities. (a) Verio agrees:

                  (i) as soon as practicable after the Closing Date, but in no event later than 30 days after the Closing Date, to prepare and file with the Commission a Resale Registration Statement covering the resale by the SSB Parties, from time to time of a number of shares of Common Stock at least equal to the number of Purchased Securities and the Pledged Securities in any manner of distribution specified in the Master Confirmation (the "Initial Resale Registration Statement"), but in any event permitting distribution by underwritten public offering, direct sales from time to time and block trades, and use its best efforts to obtain effectiveness of the Initial Resale Registration Statement as promptly as practicable following such filing, but in no event later than 90 days after the Closing Date. If the aggregate number of Purchased Securities and Pledged Securities plus any Additional Securities exceeds the number of shares of Common Stock covered by the Initial Resale Registration Statement, then Verio shall promptly prepare and file with the Commission such additional Resale Registration Statement or Statements as shall be necessary to cover the resale by the SSB Parties of such Additional Securities in the same manner as contemplated by the Initial Resale Registration Statement, provided that prior to issuing any such Additional Securities to the SSB Parties, the applicable Resale Registration Statement shall have become effective and no stop order suspending such effectiveness shall be in effect;

                  (ii) to use its best efforts to maintain each Resale
            Registration Statement continuously effective until the later to occur of (A) the termination of the Master Confirmation; and (B) the final disposition by the SSB Parties of all Purchased

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            Securities and Securities received by it under the Master
            Confirmation. Verio shall be deemed not to have used its best efforts to maintain a Resale Registration Statement effective during the requisite period if it voluntarily takes any action that would result in the SSB Parties' inability to effect public sales of the Securities thereunder, unless (X) such action is required by applicable law; or (Y) such action is taken by Verio in good faith and for valid business reasons (not including avoidance of its respective obligations under this Agreement), including the acquisition or divestiture of assets, so long as the Company promptly thereafter prepares and files with the Commission a post-effective amendment to such Resale Registration Statement or an amendment or supplement to the related Resale Prospectus and such other documents so that such Resale Prospectus shall not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (iii) to cause (A) any Resale Registration Statement and any amendment thereto and any Resale Prospectus forming a part thereof and any amendment or supplement thereto to comply in all material respects with the Act and the Exchange Act and the respective rules and regulations thereunder; (B) any Resale Registration Statement and any amendment thereto not, when it becomes effective, to contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (C) any Resale Prospectus forming a part of any Resale Registration Statement and any amendment or supplement thereto not to include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (iv) to advise the SSB Parties in writing (A) when a Resale
            Registration Statement or any post-effective amendment thereto shall have been filed with the Commission and when such Resale Registration Statement or any post-effective amendment thereto shall have become effective; (B) of any request by the Commission for any amendment or supplement to any Resale Registration Statement or related Resale Prospectus or for additional information; (C) of the issuance by the Commission of any stop order suspending the effectiveness of any Resale Registration Statement or the initiation of any proceedings for that purpose; (D) of the receipt by Verio of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction designated by the SSB Parties in accordance with clause (x) below or the initiation or threatening of any proceeding for such purpose; and (E) the happening of any event that requires the making of any changes in any Resale Registration Statement or related Resale Prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any such Resale Prospectus, in the light of the circumstances under which





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            they were made) not misleading, which notice shall be accompanied by an instruction to suspend the use of such Resale Prospectus until the requisite changes shall have been made;

                  (v) to make generally available to its security holders as soon as practicable after the Effective Date of each Resale Registration Statement and after the date of each underwriting or similar agreement relating to a disposition of any Securities, including any confirmation relating to a block trade, an earning statement satisfying the provisions of Section 11(a) of the Act and Rule 158 thereunder;

                  (vi) to (A) make reasonably available for inspection by any underwriter or executing dealer participating in any disposition of Securities pursuant to any Resale Registration Statement (whether through an underwritten offering, an "at the market offering", a block transaction or otherwise) and any attorney, accountant or other agent retained by such underwriter or executing dealer all relevant financial and other records, pertinent corporate documents and properties of Verio and its respective subsidiaries; (B) cause the officers, directors and employees of Verio and its respective subsidiaries to supply all relevant information reasonably requested by any such underwriter, executing dealer, attorney, accountant or agent in connection with any such Resale Registration Statement as is customary for due diligence examinations; (C) make such representations and warranties to such underwriter or executing dealer in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings; (D) request and cause counsel to Verio to furnish to the SSB Parties opinions and updates thereof (which counsel and opinions (in form, substance and scope) shall be reasonably satisfactory to the SSB Parties), addressed to the SSB Parties and any such underwriter or executing dealer, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by the SSB Parties or such underwriter or executing dealer; (E) request and cause the independent certified public accountants of Verio (and, if necessary, of any other independent certified public accountants of any subsidiary of Verio or of any business acquired by Verio for which financial statements and financial data are, or are required to be, including in any Resale Registration Statement) to furnish to the SSB Parties "cold comfort" letters and updates thereof addressed to the SSB Parties and any such underwriter or executing dealer, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings; and (F) deliver such documents and certificates as may be reasonably requested by the SSB Parties or any such underwriter or executing dealer and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by Verio. The foregoing actions set forth in clauses (C), (D), (E) and (F) shall be performed, unless waived by the SSB Parties, upon or at (1) the effectiveness of each Resale Registration Statement and each post-effective




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            amendment thereto; (2) each closing under any underwriting, purchase or similar agreement as and to the extent required thereunder; and
            (3) the confirmation of any block trade or direct resale by the SSB Parties;

                  (vii) to cause the transfer agent for the Common Stock to
            issue, promptly upon the effectiveness of the Initial Resale Registration Statement, certificates evidencing the Purchased Securities bearing no legends evidencing restrictions on the sale of such Purchased Securities and to cooperate with the SSB Parties in issuing to persons purchasing from the SSB Parties certificates evidencing the Securities in such names and denominations as they may request;

                  (viii) to use its best efforts to prevent the issuance and to obtain the withdrawal of any order suspending the effectiveness of each Resale Registration Statement or Resale Prospectus or suspending the qualification (or exemption from qualification) of any of the Securities for sale in any jurisdiction designated by the SSB Parties in accordance with clause (x) below;

                  (ix) to furnish to the SSB Parties with respect to the
            Securities registered under any Resale Registration Statement such reasonable number of copies of such Resale Registration Statement and the related Resale Prospectus, including any supplements and amendments thereto and any documents incorporated by reference therein;

                  (x) to qualify the Securities for sale under the securities or blue sky laws in such jurisdictions as shall be designated to Verio in writing by the SSB Parties; provided, however, that Verio shall be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

                  (xi) to file promptly any necessary listing applications or amendments or supplements to existing listing applications to cause any shares of Common Stock covered by any Resale Registration Statement to be listed or admitted to trading, on or prior to the effectiveness of such Resale Registration Statement, on any national stock exchange or automated quotation system on which the Common Stock is then listed or traded and to cause the same to be so listed not later than the effective date of such Resale Registration Statement; and

                  (xii) not to file any Resale Registration Statement (including the Initial Resale Registration Statement) or Resale Prospectus or any amendment or supplement thereto, unless a copy thereof shall have been first submitted to the Purchaser and the Purchaser shall not have objected thereto in good faith; provided, however, that if the Purchaser do not object within five Business Days of receiving any such material, there shall be deemed to have no objection thereto; and provided further that the foregoing shall not limit the obligations Verio under Section 5(d) hereof.


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

            (b) Notwithstanding any other provisions of this Agreement to the contrary, if (i) Verio determines, in its good faith judgment, that the disclosure of an event or development, or the filing of a required filing with the Commission would have a material adverse impact on Verio or the Company, or
(ii) the disclosure of an event or development, or the filing of a required filing with the Commission is otherwise related to a material business transaction that has not yet been publicly disclosed, Verio shall be entitled to suspend any registration referred to in this Section 7.

            (c) The SSB Parties shall notify Verio at least one business day prior to the earlier of the date on which they intend to commence effecting any resales of Securities under a Resale Registration Statement or the date of pricing with respect to the public resale or other disposition of any Shares under a Resale Registration Statement effected through an underwritten offering or a block trade and, if Verio does not, within such one-day period, advise the SSB Parties of the existence of any facts of the type referred to in subsection
(a)(iv)(D) above, then Verio shall be deemed to have jointly and severally represented to each of the SSB Parties that no such facts then exist and each of the SSB Parties may rely on such representation in making such resales. The preceding sentence shall not limit the obligations of Verio and the Company and the under Section 5(e) or subsections (a)(ii) and (a)(vi) of this Section 7.

            (d) If the SSB Parties notify the Company and the Purchaser wishes to effect an underwritten offering or block trade of the Securities, Salomon Smith Barney Inc. shall be the managing underwriter or the executing dealer, as the case may be, and shall be entitled to designate other underwriters or executing dealers to participate therein, which shall be reasonably satisfactory to Verio and the. The underwriters participating in such sale shall be entitled to fees mutually agreed upon with the Company.

            8. Indemnification and Contribution. (a) Verio and the Company severally agree to indemnify and hold harmless the SSB Parties, the directors, officers, employees and agents of the SSB Parties and each person who controls the SSB Parties within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or to which such entity may respectively become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Resale Registration Statement as originally filed or in any amendment thereof, or in any Preliminary Prospectus or any Resale Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that neither Verio nor the Company will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company or the by or on behalf of the SSB Parties specifically for inclusion therein. This indemnity agreement will be in addition to any liability which Verio or the Company may otherwise have.

            (b) Each of the SSB Parties agrees to indemnify and hold harmless each of the Company and Verio and each of their respective directors, each of their respective officers, and each person who controls the Company or Verio within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing respective indemnities from the Company and Verio to the SSB Parties, but only with reference to written information relating to the SSB Parties furnished to either the Company or Verio by or on behalf of the SSB Parties specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which the SSB Parties may otherwise have.

            (c) Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses; and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

            (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, each of Verio, the Company, and the SSB Parties agrees to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which Verio, the Company, and the SSB Parties may be subject in such proportion as is appropriate to reflect the relative benefits received by Verio, the Company and the SSB Parties from the purchase and sale of the Securities; provided, however, that in no case shall the SSB Parties be responsible for any amount in excess of the amount by which the aggregate net proceeds retained by the SSB Parties from the transactions contemplated hereby and by the Master Confirmation exceeds the amount of any damages that the SSB Parties have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. If the allocation provided by the immediately preceding sentence is unavailable for any reason, Verio, the Company, and the SSB Parties shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of Verio, the Company and the SSB Parties in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the amount paid by the SSB Parties to the Company pursuant to this Agreement and the Master Confirmation, and benefits received by the SSB Parties shall be deemed to be equal to the net proceeds retained by the SSB Parties from the transactions contemplated by this Agreement and the Master Confirmation. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by Verio, the Company or the SSB Parties on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. Verio, the Company, and the SSB Parties agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls the SSB Parties within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of each of the SSB Parties shall have the same rights to contribution as the SSB Parties, and each person who controls Verio within the meaning of either the Act or the Exchange Act, each officer of Verio who shall have signed the Resale Registration Statement and each director of Verio shall have the same rights to contribution as the Verio, subject in each case to the applicable terms and conditions of this paragraph (d).

            9. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of Verio and the Company, or their respective officers and of the SSB Parties set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the SSB Parties or Verio and the Company or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive the execution of this Agreement and the Master

Confirmation and the delivery of and payment for the Securities. The provisions of Section 8 hereof shall survive the termination or cancellation of this Agreement.

            10. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to either of the SSB Parties, will be mailed, delivered or telefaxed to the General Counsel, Salomon Smith Barney Inc., at 388 Greenwich Street, New York, New York 10013, Attention: General Counsel; or, if sent to Verio or the Company will be mailed, delivered or telefaxed to Verio, LLC 8005 South Chester Street, Suite 200 Englewood, CO 80112
Telephone: (303) 645-1900 Facsimile: (303) 792-3879 and confirmed to it by
Telephone: (303) 645-1900, addressed to the attention of the General Counsel.

            11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof and, in the case of Section 7 hereof, each person who purchases any Securities from the SSB Parties otherwise than pursuant to an effective Resale Registration Statement or in accordance with Rule 144 under the Act, if available, and no other person will have any right or obligation hereunder. Any assignee or transferee of rights or obligations of the SSB Parties under the Master Confirmation shall be subject to all of the terms of this Agreement.

            12. Amendments. This Agreement may not be amended or modified except pursuant to an instrument in writing signed by Verio the Company, and the SSB Parties.

            13. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

            14. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

            15. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

            16. Confidentiality. The SSB Parties agree to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (i) to its and its affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (ii) to the extent requested by any regulatory authority, (iii) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (iv) to any other party to this Agreement, (v) in connection with the exercise of any remedies hereunder or under the Master Confirmation or the Pledge Agreement or any suit, action or proceeding relating to this Agreement, the Master Confirmation or the Pledge Agreement or the enforcement of rights hereunder or thereunder, (vi) subject to an agreement containing provisions substantially the same as those of this paragraph, to any assignee of or participant in, or any prospective assignee of or participant in, any of its rights or obligations under this Agreement, the Master Confirmation or the Pledge Agreement, (vii) with the consent of the Company and Verio or (viii) to the extent such Information (A) becomes publicly available other than as a result of a breach of this paragraph or (B) becomes available to any SSB Party on a nonconfidential basis from a source other than the Company or Verio. For the purposes of this Section 16, "Information" means all information received from the Company or Verio relating to the Company or Verio or its business, other than any such information that is available to any SSB Party on a nonconfidential basis prior to disclosure by the Company or Verio; provided that, in the case of information received from the Company or Verio after the date hereof, such information is clearly identified at the time of delivery as confidential. Any person required to maintain the confidentiality of Information as provided in this Section 16 shall be considered to have complied with its obligation to do so if such person has exercised the same degree of care to maintain the confidentiality of such Information as such person would accord to its own confidential information.

            17. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

            "Act" shall mean the U.S. Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

            "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

            "Commission" shall mean the U.S. Securities and Exchange Commission.

            "Effective Date" shall mean each date and time any Resale Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement, as the case may be, became or become effective.

            "Exchange Act" shall mean the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

            "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

            "Initial Resale Registration Statement" shall have the meaning set forth in Section 7(a) hereof.

            "Preliminary Prospectus" shall mean any preliminary prospectus included in a Resale Registration Statement at the applicable Effective Date that omits Rule 430A Information.

            "Resale Prospectus" shall mean the prospectus relating to the Securities that is first filed pursuant to Rule 424(b) or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities included in a Resale Registration Statement at the applicable Effective Date.

            "Resale Registration Statement" shall mean each registration statement relating to the resale by the SSB Parties of the Securities, including exhibits and financial statements, as amended at the Effective Date and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

            "Rule 424", "Rule 430A" and "Rule 462" refer to such rules under the Act.

            "Rule 430A Information" shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Resale Registration Statement when it becomes effective pursuant to Rule 430A.

            "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the resale of Securities covered by the applicable Resale Registration Statement.

            18. Interpretation; No Guaranties. Notwithstanding anything to the contrary contained herein, each and every representation, warranty and covenant herein is being made by Verio and the Company solely on a several basis and nothing herein shall be interpreted to impute to either Verio or the Company any obligation or guaranty by either such entity on behalf of the other.



                                      * * *

            If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the and the SSB Parties.

                                       Very truly yours,



                                       VERIO, LLC




                                       By: /s/ Peter B. Fritzinger
                                          -------------------------------------
                                          Name:   Peter B. Fritzinger
                                          Title:  Manager




                                       VERIO INC.





                                       By: /s/ Peter B. Fritzinger
                                          -------------------------------------
                                          Name:   Peter B. Fritzinger
                                          Title:  Chief Financial Officer




The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

Salomon Brothers Holding Company  Inc.
Salomon Smith Barney Inc.

By: Salomon Smith Barney Inc.


By: /s/ Joseph Elmlinger
   -------------------------------------
   Name:  Joseph Elmlinger
   Title: Managing Director